UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CPS TECHNOLOGIES CORP.

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CPS TECHNOLOGIES CORP.

Notice of Annual Meeting of Stockholders

To Be Held April 24, 2020

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Meeting”) of CPS Technologies Corp., a Delaware corporation (the “Company”), will be held at Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at 10:00 a.m. (local time) on Friday, April 24, 2020, to:

1.	Elect five directors to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

  Hold a stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Meeting;

  Hold a stockholder advisory vote to determine the frequency of voting by stockholders on the compensation of our named executive officers;

  Approve the CPS Technologies Corp. 2020 Equity Incentive Plan;

  Ratify the appointment of Wolf & Company, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 26, 2020; and

6.	Consider and act upon such other business and matters as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record of the Company at the close of business on March 6, 2020 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend the Meeting, please promptly vote over the Internet or by telephone in accordance with the instructions on the enclosed proxy card, or complete, sign, date and return the enclosed proxy card in the envelope provided, at your earliest convenience. If you vote by proxy, you may nevertheless attend the Meeting and vote your shares in person.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the attached Proxy Statement.

By Order of the Board of Directors,

Susan E. April, Secretary

Norton, Massachusetts

March 13, 2020

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, please vote via the Internet, telephone or by returning the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Shareholder Meeting to be Held on April 24, 2020

This Proxy Statement and related materials are available at the Company’s website at www.alsic.com/investors under “SEC Filings”.

This Proxy Statement relates to the Company’s 2020 Annual Meeting of Stockholders to be held on April 24, 2020 at 10:00 a.m. (local time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. The matters to be voted upon at such meeting are:

(1)	the election of five directors to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)	a stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting;

(3)	a stockholder advisory vote to determine the frequency of voting by stockholders on the compensation of our named executive officers;

(4)	the approval of the CPS Technologies Corp. 2020 Equity Incentive Plan; and

(5)	the ratification of Wolf & Company, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 26, 2020.

Stockholders will also consider and act upon such other business and matters as may properly come before such meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 6, 2020 are entitled to notice of and to vote at the meeting and any adjournments thereof.

Materials that will be available electronically at the website identified above include:

•	the Proxy Statement for the meeting, which includes the Notice of Annual Meeting of Stockholders;

•	the form of proxy card; and

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019.

If you wish to attend the meeting in person and need directions, please contact Investor Relations at (508) 222-0614. Instructions on how to vote via the Internet or by telephone, and how to complete, sign, date and return the proxy card, are provided on the card.

CPS TECHNOLOGIES CORP.

111 South Worcester Street

Norton, MA 02766

PROXY STATEMENT

for the

2020 Annual Meeting of Stockholders

April 24, 2020

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of CPS Technologies Corp., a Delaware corporation (“CPS” or the “Company”), for use at the Company’s 2020 Annual Meeting of Stockholders and any adjournments thereof (the “Meeting”), to be held at Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at 10:00 a.m. (local time) on Friday, April 24, 2020.

It is expected that the Notice of Meeting, this Proxy Statement and the accompanying proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019 containing financial statements and other information of interest to stockholders, will be mailed to stockholders on or about March 16, 2020.

The Annual Meeting

At the Meeting, stockholders will vote on the following proposals:

(1)	election of five directors to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)	a stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting;

(3)	a stockholder advisory vote to determine the frequency of voting by stockholders on the compensation of our named executive officers;

(4)	approval of the CPS Technologies Corp. 2020 Equity Incentive Plan; and

(5)	ratification of Wolf & Company, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 26, 2020.

In addition, management will report on the Company’s performance during fiscal year 2019 and respond to questions from stockholders.

Who Can Vote

Only record holders of shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) as of the close of business on March 6, 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

As of the Record Date, there were 13,207,437 shares of the Company’s Common Stock outstanding and entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share of Common Stock held of record.

How to Vote

You may vote using any of the following methods:

•	Telephone or the Internet. You may vote by telephone by calling 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada, or online by visiting the website www.investorvote.com/CPSH. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other institution that holds your shares. We therefore recommend that you follow the voting instructions in the materials you receive from your broker, bank or other institution.

•	Proxy card. You may vote by filling out the proxy card that accompanies this Proxy Statement and returning it in the envelope provided.

•	In person at the Meeting. All stockholders may vote in person at the Meeting. You may also be represented at the Meeting by another person by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank, trustee or other nominee and present it with your ballot when you vote in person at the Meeting.

Record Owners and Beneficial Owners

If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are the record holder of those shares, and the proxy materials were sent directly to you by the Company.

If your shares are held for you in a brokerage, bank or other institutional account or by a trustee or other “nominee”, you are the “beneficial owner” of shares held in “street name;” you are not the record holder. As a beneficial owner, you have the right to instruct your broker, bank, or other nominee how to vote your shares.

Proxy Voting and Revoking a Proxy

If a proxy is properly executed in time to be voted at the Meeting, and is not subsequently revoked, the shares represented will be voted in accordance with the instructions marked thereon or otherwise provided. SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Thus, proxies not marked to the contrary will be voted:

•	in favor of the nominees for election to the Board,

•	in favor of the compensation of our named executive officers as disclosed in this Proxy Statement;

•	in favor of the CPS Technologies Corp. 2020 Equity Incentive Plan; and

•	in favor of ratification of the Company’s independent registered public accounting firm.

With respect to Proposal 3, unmarked proxies will be voted in favor of holding a non-binding, advisory stockholder vote on executive compensation every year.

Any stockholder may revoke a proxy at any time prior to its exercise by signing and delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company. If your shares are held in a brokerage, bank or other institutional account, you must contact the institution to revoke a previously authorized proxy. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless a stockholder gives affirmative notice at the Meeting that such stockholder intends to revoke the proxy and vote in person.

Quorum

The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Meeting. The Meeting may be adjourned to any other time, and to any other place at which meetings of the Company’s stockholders may be held under its By-Laws, by the stockholders present in person or represented at the Meeting and entitled to vote, although less than a quorum, or, if no stockholders are present, by an officer of the Company entitled to preside at or act as Secretary of such meeting. It is not necessary to provide notice to stockholders of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the Meeting, unless after adjournment a new record date is fixed for the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled.

Broker Non-Votes and Non-Discretionary Voting

Abstentions and broker non-votes will count in determining whether a quorum is present at the Meeting and any adjourned meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if the shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee is only entitled to exercise its discretionary authority and vote the shares on matters that are considered “routine”; they are not entitled to vote such shares absent instructions on “non-routine” matters. Under applicable rules and regulations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, “say on pay” and “say when on pay” proposals, and the election of directors – even in uncontested elections.

At the Meeting, all of the proposals to be voted on by stockholders are considered “non-routine” except ratification of the Company’s independent registered public accounting firm. Therefore, brokers and other nominees will not have any discretionary authority to vote on any of the proposals except Proposal 5. They must receive instructions from beneficial owners on how to vote such owners’ shares for Proposals 1 through 4 or the votes will be considered broker non-votes for those proposals.

Voting Requirements for Approval

Proposals shall be voted on and approved as follows:

•	Proposal 1: The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter shall be required for the election of directors other than in a contested election. Abstentions and broker non-votes will not be included in the totals for director elections, and will have no effect on the outcome of the vote.

•	Proposal 2: The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter shall be required for the stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the Compensation section (including the tables therein) of this Proxy Statement. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

•	Proposal 3: As for the vote on the frequency with which stockholders shall vote on the compensation of our named executive officers, stockholders are given three choices: 1 year, 2 years or 3 years. The option that receives the plurality of the votes cast at the Meeting shall be considered by the Board when determining the frequency of voting by stockholders on such executive compensation. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

•	Proposal 4: The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter shall be required to approve the CPS Technologies Corp. 2020 Equity Incentive Plan. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

•	Proposal 5: The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter is required for the ratification of the selection of the Company’s independent registered public accounting firm. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

Interests of Certain Persons in Matters to be Acted On

No director, executive officer or nominee for director, nor any associate of any of the foregoing, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

Other Matters

If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as proxies and applicable law.

CPS’s By-laws provide that if a stockholder desires to bring business before an annual meeting of stockholders, such stockholder must provide written notice no less than 30 days prior to the first anniversary of the date notice is given to stockholders for the prior year’s annual meeting of stockholders, but in no event is notice required to be given by the proposing stockholder more than 50 days prior to the date of the meeting. The notice must set forth a full description of the item of business proposed to be brought before the meeting and the class and number of shares held of record, beneficially and represented by proxy of the proposing shareholder as of the record date of such meeting (if known) and as of the date of the notice.

If a stockholder desires to have the Company include in its proxy materials and form of proxy any proposal, it must provide notice to the Company no less than 120 days prior to the anniversary of the date notice is given to stockholders for the prior year’s annual meeting of stockholders. Such notice must also comply with applicable law.

PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the Company’s By-laws, the number of directors which shall constitute the whole Board of Directors of the Company is determined by a resolution of the stockholders or Board, but in no event may be less than one director. The Company’s Board of Directors is currently authorized to consist of five members. Each director holds office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. Directors need not be stockholders.

In the event of a vacancy on the Board, the remaining directors may exercise the powers of the full Board until the vacancy is filled except as otherwise provided by law. Unless and until filled by stockholders, any vacancy in the Board, however occurring and including a vacancy resulting from an enlargement of the Board, may be filled by a vote of the majority of the directors then in office, even though less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy is elected for the unexpired term of his or her predecessor, and a director chosen to fill a vacancy resulting from an enlargement of the Board holds office until the next annual meeting of stockholders and until the director’s successor shall have been elected and qualified or until his or her earlier death, resignation or removal. The Board was enlarged from four to five members in August, 2019; Ralph M. Norwood was elected to fill the vacancy created by such enlargement and will hold office until the Meeting, and thereafter if re-elected by stockholders.

Nominees for Director

Five directors are to be elected at the Meeting. The Board of Directors, as recommended by its Compensation and Nominating Committee, has nominated each of Grant C. Bennett, Thomas M. Culligan, Francis J. Hughes, Jr., Ralph M. Norwood and Daniel C. Snow for election to the Board. Each of Messrs. Bennett, Culligan, Hughes and Norwood and Dr. Snow is currently a director of the Company and each has consented to being named in this Proxy Statement and to serve if elected. If elected, the nominees will hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

The affirmative vote of a majority of the votes cast at the Meeting with respect to a particular director’s election is required to elect such director in uncontested director elections. Thus, the number of votes cast with respect to each director’s election excludes abstentions and broker non-votes with respect to that director’s election. In contested elections where the number of director nominees exceeds the number of directors to be elected, the voting standard is a plurality of the votes cast by stockholders entitled to vote in the election. It is intended that, unless you give contrary instructions, shares represented by proxies solicited by the Board of Directors will be voted for the election of the nominees listed below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE NOMINEES.

Members of the Board of Directors, Nominees and Executive Officers

The following table sets forth the name and address of each director, nominee and executive officer of the Company, the year each current director first became a director, and the age and positions currently held by each such individual with the Company. The following table is as of the Record Date.

Name and Address(1)	Year First Became a Director	Age	Positions and Offices with the Company
Grant C. Bennett	1992	65	Chief Executive Officer, President and Director

Thomas M. Culligan	2014	68	Director

Francis J. Hughes, Jr.	1993	69	Director, Chairman of the Board

Ralph M. Norwood	2019	76	Director

Daniel C. Snow	2008	48	Director

Non-Director Executive Officers

Charles K. Griffith, Jr.	--	66	Chief Financial Officer

(1)	The address of the Company’s directors and executive officers is c/o CPS Technologies Corp., 111 South Worcester Street, Norton, Massachusetts 02766.

Directors and Nominees

Grant C. Bennett. Mr. Bennett has held the positions of President and Chief Executive Officer, and has been a member of the Board, since September, 1992.  Prior to that time, he served as Vice President of Business Development of the Company from November, 1985 to September, 1992.  Before joining CPS, Mr. Bennett was a consultant at Bain & Company, a Boston-based management consulting firm.  Mr. Bennett has a B.A. from the University of Utah and an M.S. from the Massachusetts Institute of Technology.

Mr. Bennett’s qualifications for election to and service on the Board of Directors include his strategic, technical and leadership experience, his financial acumen, and his deep understanding of the Company’s products, clients, business and industry.

Thomas M. Culligan. From 2001 until his retirement in December 2013, Mr. Culligan was a Senior Vice President of Raytheon Company and served as the Chairman and Chief Executive Officer of Raytheon International, Inc., an international aerospace and defense company. Prior to joining Raytheon in 2001, Mr. Culligan held senior positions with Honeywell International, Inc. (and its predecessor, Allied Signal, Inc.) and McDonnell Douglas Corp.  Mr. Culligan earned his undergraduate and master’s degrees from Florida State University. He is a member of the Board of Advisors of M International, Inc., a leading provider of aftermarket support solutions for the global aerospace and defense industry, a member of the Board of Directors of Optics 1, Inc., a privately-held global leader in full-service, state-of-the-art design and production of electro-optical products, systems and sensors, and a member of the Foundation Board of Florida State University. Mr. Culligan also currently serves on the Board of Directors of Heico Corporation, a publicly-traded manufacturer of Federal Aviation Administration-approved jet engine and aircraft component replacement parts and electronic equipment for the aviation, defense, space, industrial, medical, telecommunications and electronics industries. He also serves on the Environmental, Health and Safety Committee of Heico’s Board of Directors.

Mr. Culligan’s qualifications for election to and service on the Board of Directors include his significant experience in worldwide sales and marketing, international business, and government relations and operations, as well as his business development and engineering skills and expertise.

Francis J. Hughes, Jr. Mr. Hughes has served as President of American Research and Development Corporation (“ARD”), a venture capital firm, since 1992. Mr. Hughes joined ARD’s predecessor organization in 1982, and became Chief Operating Officer of that entity in 1990. Mr. Hughes has co-founded and served as a General Partner of the following venture capital funds: ARD I, L.P., ARD II, L.P., ARD III, L.P., Hospitality Technology Fund, L.P. and Egan-Managed Capital, L.P. Mr. Hughes has served as a Director of the Company since 1993, and was elected Chairman of the Board in June 2018. Mr. Hughes has a S.B. and M.S. from the Massachusetts Institute of Technology and an M.B.A from the Harvard Business School.

Mr. Hughes’s qualifications for election to and service on the Board of Directors include his financial expertise and knowledge and his understanding of the Company’s accounting practices and general accounting principles. Mr. Hughes’s venture capital experience, particularly serving on an interim basis in operating roles of emerging growth companies in the high technology sector, adds another valuable perspective to the Board, as do his management and business development skills.

Ralph P. Norwood. Mr. Norwood became a member of the Board in August, 2019. Prior to his election, Mr. Norwood served as Chief Financial Officer of the Company from September, 2011 until his retirement in May, 2019. He came to the Company in 2011 from Navigator Advisors LLC, a financial consulting company, where he had served as President since he founded the firm in 2006. From 2002 until 2005 he served as Vice President and Chief Financial Officer of SatCon Technology Corporation, a clean energy company headquartered in Boston, MA. Previously, he served for over 20 years at Polaroid Corporation in various capacities including Vice President and Treasurer, Vice President and Controller, and Worldwide Manufacturing Controller. Mr. Norwood is a CPA and has a B.S. from the University of New Hampshire and an M.B.A from the Darden School at the University of Virginia. Since May 2019, Mr. Norwood has served on the Board of Directors of Technical Communications Corporation, a Massachusetts-based publicly-traded company that specializes in the design, development, manufacture, distribution, marketing and sale of communications security devices, systems and services. Mr. Norwood also serves on the Audit Committee and the Compensation, Nominating and Governance Committee of TCC’s Board.

Mr. Norwood’s qualifications for election to and service on the Board of Directors include his experience as a CPS executive officer, his familiarity with the Company’s products, markets and customers, and his significant financial expertise and experience generally.

Daniel C. Snow. Dr. Snow has served as an associate professor at the Marriott School of Management at Brigham Young University since 2010, was a visiting professor at both the Harvard Business School and Dartmouth College’s Tuck School of Business from 2015 to 2016, and is currently an Associate Professor at Oxford University. From 2004 to 2010, he served on the faculty of the Harvard Business School. His research focuses on technological innovation, specifically furthering the understanding of the complex interplay between old and new technologies.  Dr. Snow previously worked for Ford Motor Company as a financial analyst and has served as a director of the Company since 2008. Dr. Snow holds a B.A. and M.B.A from Brigham Young University and a Ph.D. from the University of California, Berkeley.

Dr. Snow’s qualifications for election to and service on the Board of Directors include his business and management experience and his academic background and achievements. His experience as a financial analyst also enhances the ability and functioning of the Board and in particular the Audit Committee in discharging its responsibilities to assist the Board with overseeing management’s conduct of CPS’s financial reporting processes.

Executive Officers

Charles K. Griffith, Jr. Mr. Griffith joined the Company in April, 2019 and assumed responsibility as Chief Financial Officer in May, 2019. He came to the Company from SPRI Clinical Trials Global, LLC, a company managing clinical trials for the pharmaceutical industry, where he served as Chief Financial Officer from May, 2007 to December, 2018. Prior to joining SPRI, Mr. Griffith was the Vice President-Finance at Vertex Distribution (previously known as Pawtucket Fasteners and Bell Fasteners), a Rhode Island-based, private-equity owned manufacturer and distributor of corrosion resistant fasteners, where he worked for 27 years. Mr. Griffith has an accounting degree from The College of William and Mary, and an M.B.A. from Bryant University.

Corporate Governance

Board Composition and Independence; Meetings

The Board of Directors is currently composed of five members, each of whom, with the exception of Messrs. Bennett and Norwood, the Board has determined is an “independent” director as that term is defined in the rules and regulations of The Nasdaq Stock Market (“Nasdaq”), including Listing Rule 5605, and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board in determining any director’s or nominee’s independence.

The Board of Directors held six meetings during the fiscal year ended December 28, 2019. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors he was eligible to attend, and (b) the total number of meetings of all committees of the Board of Directors on which he served that were held during the Company’s 2019 fiscal year.

Board Structure; Role in Risk Oversight

Mr. Hughes was elected Chairman of the Board in June 2018. Prior to his appointment, the Board did not have a Chairman, although Mr. Bennett acted as chair of meetings held by the Board. Mr. Hughes’ election was motivated by the Board’s desire to both strengthen the Company’s corporate governance and facilitate the Board’s ability to more fully utilize the expertise of Mr. Hughes to accelerate progress on the Company’s strategic plans. Given the Company’s historic size and financial results, the Board continues to believe that designating a lead independent director is not necessary, nor would it result in significant benefits to the Company.

The Board of Directors oversees the business of the Company, including management performance and risk management, to ensure that the long-term interests of CPS’s stockholders are being served. The process to identify, analyze, report and manage risks has been developed informally over time and involves managers reporting to the Chief Executive Officer and Chief Financial Officer, who, together with those and/or other senior managers, report to the Board on the significant risks facing the Company. As a relatively small organization, the Board, as well as its members individually, has frequent interactions with most senior managers as well as many of the other managers, thus facilitating an open dialogue on issues facing the Company. Each risk is discussed and quantified when possible and a plan is developed to address and mitigate identified risks. Each committee of the Board is also responsible for reviewing the risk exposure of the Company related to the committee’s areas of responsibility and providing input to management and the Board on such risks. The Audit Committee is especially critical in this process, and its responsibilities include reviewing risk management and compliance programs and consulting with management and the Board on risk identification, measurement and mitigation.

Committees

The Board of Directors currently has two committees, the Audit Committee and the Compensation and Nominating Committee, each as described below.

Audit Committee

The Audit Committee of the Board, which consists of Mr. Hughes (Chairman), Mr. Culligan and Dr. Snow, held four meetings during fiscal year 2019. The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting processes, including the process of preparing the financial reports and other financial information CPS provides to governmental and regulatory bodies, the public and other users thereof; reviewing the Company’s systems of internal accounting and financial controls; overseeing the annual independent audit of its financial statements; and assessing the Company’s legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between and among the committee and the Board, the Company’s independent registered public accounting firm, and management of the Company. The Audit Committee also is directly responsible for the appointment, retention, and termination of the Company’s independent registered public accounting firm, which reports directly to the Audit Committee, and the work of the independent auditors. The committee further pre-approves all audit and non-audit services provided by the independent auditors.

The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is posted on the Company’s website at www.alsic.com/governance-documents. The Audit Committee’s charter requires that the committee review and reassess the charter at least annually, and requires the committee to perform an annual evaluation of its own performance to ensure it is functioning effectively. The Audit Committee’s charter was affirmed in February 2020 without change.

The Board of Directors has determined that Mr. Hughes satisfies the definition of “audit committee financial expert” as promulgated by the Securities and Exchange Commission (the “Commission”) by virtue of his work and educational experience as described above. Mr. Hughes, along with the other members of the Audit Committee, are deemed independent under Nasdaq’s listing standards for directors and Audit Committee members under Nasdaq Listing Rules 5605(b) and (c).

Compensation and Nominating Committee

The Compensation and Nominating Committee of the Board of Directors (the “Compensation Committee”) consists of Dr. Snow (Chairman) and Messrs. Culligan and Hughes, and held one meeting during the 2019 fiscal year. The Board has determined that each of the Compensation Committee members satisfies applicable independence requirements for directors as well as members of such committee under Nasdaq Listing Rules 5605(d) and (e).

The primary function of the Compensation Committee is to assist the Board of Directors in discharging its responsibilities with respect to the Company’s compensation and benefit programs, the organization and membership of the Board, and corporate governance matters (including nomination matters, discussed below). The Compensation Committee’s goal is to assure that the composition, practices and operation of the Board contribute to value creation and effective representation of the Company’s stockholders, and to play a leadership role in shaping the Company’s corporate governance.

The Compensation Committee acts pursuant to the Compensation and Nominating Committee Charter, a copy of which is posted on the Company’s website at www.alsic.com/governance-documents. The Compensation Committee’s charter requires that the committee review and reassess the adequacy of the charter annually and recommend any proposed changes to the Board for approval. The Compensation Committee must also annually evaluate its own performance. The Compensation Committee’s charter was reviewed and affirmed in February 2020 without change.

The Board has approved policies and procedures for the Compensation Committee with respect to the nomination of candidates to the Board and any committees thereof. These policies and procedures are available on the Company’s website at www.alsic.com/governance-documents and are summarized below, and have not been changed since adoption. For a greater description of the Compensation Committee’s role in evaluating and establishing compensation programs, policies and levels for the Company, see the Compensation Discussion and Analysis and Compensation sections below.

Nomination Policies and Procedures

The Compensation Committee will accept for consideration any candidate properly recommended by a stockholder; acceptance of a recommendation for consideration does not imply the Board will approve the nomination or recommend the proposed candidate for nomination to stockholders.

Stockholders who wish to nominate qualified candidates to serve as directors must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s executive offices, of a proposed nominee. Submissions may be by mail or personal delivery. E-mail submissions will not be considered. In order to ensure meaningful consideration of such candidates, notice must be received no later than 50 calendar days prior to the first anniversary of the date of notice given to stockholders for the prior year’s annual meeting of stockholders.

The notice must set forth as to each proposed nominee:

•	the nominee’s name, age, business address and, if known, residence address,
•	his or her principal occupation or employment and business experience,
•	the number of shares of stock of the Company, if any, which are beneficially owned by such nominee, and
•	any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to applicable law, including but not limited to any arrangements or agreements regarding the proposed candidate’s nomination, all relationships between the proposed nominee and the recommending stockholder and the Company, and all transactions between such parties.

The notice must also set forth with respect to the stockholder proposing the nominee the name and address of such stockholder and the class and number of shares of the Company that are held of record, held beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date has been made publicly available) and as of the date of such notice.

Submissions received through this process will be forwarded to the Compensation Committee and Board of Directors for review. Only those submissions that comply with these procedures and those nominees who satisfy the qualifications deemed necessary for directors of the Company will be considered. Notwithstanding the foregoing, as set forth in the Company’s By-laws, the Board shall not be obligated to include information as to any nominee for director in any proxy statement or other communication sent to stockholders except as required under applicable law.

When considering candidates, the Company strives to achieve a balance of knowledge, experience and accomplishment such that the Board reflects a diversity of talent, age, skill, expertise and perspective. While there are no set minimum requirements, the Compensation Committee believes a candidate should:

•	reflect the highest personal and professional ethics, integrity and values,
•	be committed to representing the long-term interests of CPS shareholders,
•	possess superior business-related knowledge, skills and experience,
•	have excelled in both academic and professional settings,
•	be free of actual or potential conflicts of interest, and
•	satisfy all independence criteria imposed by applicable law.

In addition to the above criteria (which may be modified from time to time), the Compensation Committee and Board may consider such other factors deemed in the best interests of the Company and its stockholders, including a candidate’s current or recent experience as a senior officer, his or her business, scientific and/or engineering experience, knowledge of the end-markets served by CPS, the nominee’s contacts and relationships within the Company’s industry, as well as his or her general ability to enhance the overall composition of the Board. The Company does not have a formal policy with regard to the consideration of diversity when identifying and evaluating nominees; however, in recommending directors, the Compensation Committee and Board consider the specific background and experience of incumbent directors and nominees and other personal attributes to provide a diverse mix of capabilities, contributions and viewpoints that they believe enable the Board to function as effectively as possible.

Potential candidates are identified through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. The Board may retain and compensate third parties, including executive search firms, to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service and familiarity with the Company with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. If any existing directors do not want to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Board meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval.

Neither the Compensation Committee nor the Board currently differentiates, and they do not intend in the future to differentiate, between or alter the manner in which candidates are evaluated based on the constituency (including stockholders) that proposed the candidate.

Stockholder Communications and Director Attendance at Annual Stockholder Meetings

The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Any stockholder who desires to communicate with the Board, non-management directors as a group, or any individual director may send a letter addressed to the same to CPS Technologies Corp., 111 South Worcester Street, Norton, MA 02766, Attn: Chief Financial Officer. The CFO will forward such communications directly to the addressee(s).

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to strongly encourage, but not require, members of the Board to attend such meetings. All then-current members of the Board attended the 2019 Annual Meeting of Stockholders.

CPS’s policies regarding stockholder communications and director attendance (which may be modified from time to time) can be found on the Company’s website at www.alsic.com/governance-documents.

Certain Relationships and Related Person Transactions; Legal Proceedings

There were no transactions during fiscal year 2019, and there are no currently proposed transactions, to which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest. There are no family relationships among the directors, executive officers or any nominee therefor, and to the Company’s knowledge no arrangements or understandings exist between any director, executive officer or nominee and any other person pursuant to which such director, executive officer or nominee was or is to be selected as a director or executive officer.

There are no material proceedings to which a director, executive officer or nominee is a party adverse to the Company or any subsidiary or has a material interest adverse to the Company or any subsidiary, nor to the Company’s knowledge are there any proceedings or events material to an evaluation of the ability or integrity of the Company’s directors, nominees or executive officers.

Code of Ethics

The Company has adopted the CPS Code of Conduct, which applies to all directors, officers (including the principal executive officer, principal financial officer and treasurer) and employees. A copy of this code can be found on the Company’s website at www.alsic.com/governance-documents.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee consists of three independent members of the Board of Directors as defined in the rules and regulations of The Nasdaq Stock Market, including Listing Rule 5605.

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting processes, including the process of preparing the financial reports and other financial information CPS provides to any governmental or regulatory body, the public or other users thereof; reviewing the Company’s systems of internal accounting and financial controls; overseeing the annual independent audit of the Company’s financial statements; and assessing the Company’s legal compliance and ethics programs as established by management and the Board. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 28, 2019 with management. Furthermore, the Audit Committee has discussed with Wolf & Company, P.C., the Company’s independent registered public accounting firm for the fiscal year ended December 28, 2019, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission. The Audit Committee has received and reviewed the written disclosures and letter from Wolf & Company, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Wolf & Company, P.C. such firm’s independence and any relationships that may impact its objectivity and independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 28, 2019 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee

Francis J. Hughes, Jr. (Chair)

Thomas M. Culligan

Daniel C. Snow

COMPENSATION DISCUSSION AND ANALYSIS

As noted above, a critical role of the Compensation and Nominating Committee of the Board of Directors, comprised solely of non-employee, “independent” directors, is to assist the Board with discharging its responsibilities relating to the compensation of CPS’s employees, officers and directors, and the development and administration of the Company’s compensation and benefit programs.

The Compensation Committee operates under a written charter, which is available at www.alsic.com/governance-documents. As set forth in the charter, the committee’s authority and responsibilities with respect to compensation include:

•	For executives, to assist with the development of an executive compensation program supportive of the achievement of the Company’s strategic goals and objectives, to review and approve the goals and objectives relevant to the compensation of the Chief Executive Officer of the Company, including an annual evaluation of the CEO’s performance and the establishment of the CEO’s compensation and other material terms of employment, and to review senior management team member compensation;

•	For directors, to annually evaluate the appropriate level and form of compensation for members of the Board and its committees, and to recommend changes to the Board when appropriate; and

•	For employees generally, to monitor and review all general compensation strategies and programs of the Company, including equity incentives and benefit programs.

The following discussion provides information about the Company’s compensation plans and programs generally, as well as compensation awarded to, earned by or paid to our “named executive officers” pursuant to applicable Commission rules and regulations. For additional information, please see the Compensation section that follows this discussion and analysis.

Compensation Philosophy and Objectives

Our primary goal is to align compensation with the Company’s business objectives and performance. Our aim is to attract, retain and reward executive officers and other key employees who contribute to our long-term success and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and the creation of stockholder value, the Board has adopted a total compensation package comprised of base salary, bonus, and equity incentive awards. Key objectives of our compensation structure include:

•	We intend to pay competitively with leading companies with which we compete for talent.
•	We maintain annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that are intended to bring total compensation to competitive levels.
•	We provide meaningful equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long-term to respond to our business challenges and opportunities as owners and not just as employees.

Procedure

Compensation decisions are tied to the Company’s fiscal year for officers, and according to seniority date for non-officer employees, of the Company. For each employee, a performance evaluation is conducted by his or her supervisor, the results of which are shared with the employee. The evaluation encompasses a review of the employee’s individual performance over the course of the year, and includes recognition of the achievement by CPS of its objectives and priorities. Compensation decisions are made after the results of the performance evaluations have been considered and an analysis is completed that considers the goals of market competitiveness and enhancement of stockholder value. Compensation levels at peer companies are considered as part of the process. No upward adjustment is made to an employee’s compensation if the individual’s performance does not merit, or if the Company’s financial condition and performance do not support, such an adjustment.

The Compensation Committee does not make individual compensation decisions for non-officer employees. Rather, our Chief Executive Officer sets compensation levels and presents the aggregate information to the Compensation Committee for its information. Bonuses, if any, are typically paid in the first quarter following the employee’s evaluation, and salary increases are effective the first pay period following approval.

Compensation packages for CPS’s corporate officers are analyzed and discussed individually by the Compensation Committee, and decisions are made once the Compensation Committee has obtained all of the information it deems necessary. Information that is considered in making officer compensation decisions may include information provided to the Compensation Committee via presentations made to the committee by the officers themselves. The Compensation Committee also considers the Company’s financial condition and performance, as well as the performance, financial condition and compensation levels of peer companies. For officers, bonuses are typically paid in the first quarter of the year following the year to which the bonus relates, and salary increases are effective the first pay period following approval.

The accounting and tax treatment of compensation decisions generally have not been material factors in determining the amount and type of compensation given to executive officers, other than to balance the potential cost to the Company with the benefit or value to the executive. The tax and accounting treatment of different compensation arrangements may play a greater role in the decision-making process in the future. The effects on Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) also would be considered when applicable.

The Compensation Committee has not to date employed any compensation consultants to assist it with compensation decisions, although it is authorized by its charter to do so and reserves the right to engage such consultants when and if deemed necessary or advisable. The Compensation Committee also has the authority to form, and delegate any of its responsibilities to, subcommittees as it deems appropriate, although to date it has not done so.

Compensation Components

The components of compensation provided to named executive officers (as well as non-officer employees) typically include base salary, annual discretionary bonuses, and equity incentives. In general, base salaries are reviewed annually and modified when corporate and/or individual performance dictates. Full salaries were resumed January 1, 2018, following reductions implemented in the first quarter of fiscal 2016, as a result of improved Company performance. In addition, modest increases in the base salaries for our then-current CFO and Senior Vice President of Sales and Marketing were approved and effective July 1, 2018. No changes were made to salaries in fiscal 2019 except for small cost of living increases, and Mr. Bennett temporarily and voluntarily reduced his salary by approximately 15% for the period from May 2019 through October 2019. Bonuses and equity incentives have historically been granted in periods during which the Company’s financial performance has supported such awards; such components of compensation are not granted when the Company’s operating results have not been positive and/or the recipients have not achieved specified performance milestones. Results for fiscal years 2016 through 2018 were significantly below expectations and, as a result, other than a guaranteed bonus payable pursuant to the offer letter for our then-Senior Vice President of Sales and Marketing, there were no bonuses granted to named executive officers for fiscal 2018. In fiscal 2019, as a result of improved performance, bonuses in the aggregate amount of $29,558 were granted to our named executive officers (including a former executive officer). The Company also granted our named executive officers (including a former executive officer) stock options to purchase an aggregate 95,000 shares of Common Stock in fiscal year 2019; options to purchase 45,000 shares were granted to such officers in fiscal 2018.

The Company’s named executive officers also participate in the group benefits offered to all employees, such as medical and life insurance and a retirement savings plan.

Base Salary

Base salary levels for the Company’s officers typically are reviewed annually and are tied to the Company’s fiscal year. Among those factors taken into consideration when setting executive officer salaries are individual and corporate performance, level of responsibility, prior experience, breadth of knowledge of the industry, and competitive pay practices. Specific weight is not given to any particular factor when establishing base salaries, although most weight is typically given for individual performance. In unusual cases salaries may be reviewed more frequently.

Annual Bonuses

We believe that executive performance may be maximized through a system of incentive awards. Toward this end, the Company has established a discretionary cash incentive plan. Bonuses, when paid, are designed to tie awards to the achievement of specific corporate sales and earnings targets and individual performance objectives; the amount of the bonus award earned depends primarily on the extent to which such performance objectives are achieved. At the beginning of each fiscal year, the Compensation Committee establishes the annual sales and earnings objectives for CPS and the specific goals for each named executive officer, along with the milestones required to be achieved at each bonus level, and shares them with each individual officer. At year-end, the committee evaluates each individual’s performance compared with each individual’s specific goals and makes a determination as to whether the specified milestones have been reached.

Equity Incentives

As with base salary and bonus determinations, equity compensation awards are determined on an annual basis, typically in the first half of each fiscal year. An important objective of this component of compensation is to strengthen the relationship between the long-term value of the Company’s stock price and the potential financial gain for employees, as well as retention of personnel. Historically the Company has awarded stock options to its employees, officers and directors as the equity component of compensation, which provide recipients the opportunity to purchase shares of our Common Stock upon vesting and become valuable only if the trading price of the Common Stock increases. The recipient is therefore motivated to remain with the Company until the options vest and motivated to improve individual performance in support of improved Company performance as reflected in an improved trading price.

In selecting employees eligible to receive equity compensation grants (whether at the initial hire date or through periodic grants) and determining the size of such grants, a variety of factors are considered. Determination of the employees eligible to receive awards and the size of such awards is based on a subjective analysis by the Compensation Committee, with input from Mr. Bennett, of each individual’s position within the Company, his or her performance, his or her growth potential and that of the Company, and awards made to similarly situated employees at CPS’s peer companies. For our named executive officers, consideration has also been given in the last several years, and is expected to continue to be given, to long-term beneficial ownership goals. An informal beneficial ownership target has been established for each officer, which is intended to be achieved within a specified time period, and the Compensation Committee considers such targets – along with competitive practices at peer companies, individual performance, and seniority, among other factors – when making decisions about the size of option awards for such officers.

Equity Plans

The Board currently administers the CPS Technologies Corp. 2009 Stock Incentive Plan, adopted in December 2009 and amended and restated in 2014 (as amended and restated, the “2009 Plan”). The 2009 Plan, which expired in December 2019 but which will remain in effect until all awards outstanding under such plan have been exercised or expire, provided for the grant of equity incentive compensation to officers, directors and employees, as well as consultants and advisors, of the Company. The stated purpose of the 2009 Plan was to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. As of December 28, 2019, the Company had issued awards representing 2,848,100 shares under the 2009 Plan, of which 1,794,105 were outstanding at fiscal year-end.

Stock options representing the right to purchase an aggregate 151,000 shares of Common Stock were granted under the 2009 Plan during fiscal year 2019 to the Company’s employees, of which options to purchase an aggregate 95,000 shares were granted to the Company’s named executive officers (including a former executive officer). The Company’s independent directors also were granted options representing the right to purchase an aggregate 45,000 shares of Common Stock during the year under the 2009 Plan.

In March 2020, the Board approved the CPS Technologies Corp. 2020 Equity Incentive Plan (the “2020 Plan”), which plan provides for the issuance of up to 1,500,000 shares of Common Stock to employees, officers, directors, consultants and advisors to the Company pursuant to the award of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. The stated purpose of the 2020 Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.

On March 3, 2020, the Board approved the grant of non-statutory options to purchase 15,000 shares of Common Stock to each of the four non-employee members of the Board, for an aggregate 60,000 shares, under the 2020 Plan, subject to stockholder approval of such plan. Such options were granted at an exercise price of $1.49 per share, the closing price of the Common Stock on the date of grant, and vested immediately. The Board also approved the grant of an aggregate 59,000 options to employees of the Company under the 2020 Plan, inlcuding the grant of options to purchse 15,000 shares to our Chief Financial Officer. If stockholders do not approve the 2020 Plan, such non-employee director and employee options will terminate and be of no further force or effect.

A summary of the 2020 Plan is included under Proposal 4 below and a full copy of the plan is attached hereto as Appendix I.

Retirement, Severance, Change in Control and Similar Compensation

The Company does not currently offer or have in place any formal retirement, severance, change of control or similar compensation programs other than its retirement savings plan available to all eligible employees. Rather, the Company individually negotiates with those employees for whom retirement, severance, change of control or similar compensation is deemed necessary.

Perquisites and Other Benefits

The Company generally does not provide its named executive officers with “perks” or similar types of benefits. Our named executive officers have life insurance policies for which the Company pays the premium, and the Company has the option to match up to a certain percentage of their contributions to the Company’s retirement savings plan when the Company’s financial condition permits. Both of these benefits are generally available to all Company employees, subject to certain limitations and restrictions. Our named executive officers, like other employees, also are entitled to participate in CPS’s employee benefit plans offering group disability insurance and health insurance.

Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to certain employees, generally the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In fiscal 2019, no compensation paid by the Company was nondeductible as a result of the $1,000,000 limitation. Furthermore, the Board of Directors believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1,000,000 threshold of Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Board has not formulated a policy to address non-qualifying compensation.

Say on Pay and Say When on Pay Proposals and Votes

As discussed under Proposal 2 below, stockholders will have the opportunity to cast their vote at the Meeting on the compensation of CPS’s named executive officers as described in this Proxy Statement. The advisory vote will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board will review the voting results and any concerns raised by stockholders will be considered when determining future compensation arrangements and making decisions about future compensation programs and practices. The Board and Compensation Committee also may consult directly with stockholders to better understand any issues and concerns.

As discussed under Proposal 3 below, stockholders also have the opportunity at the Meeting to cast an advisory, non-binding vote on the frequency with which stockholders vote on named executive officer compensation. The options are 1, 2 and 3 years; currently, stockholders vote on named executive compensation on an annual basis. This advisory vote will not be binding on the Compensation Committee or the Board of Directors but will be considered by them when establishing the frequency of the say on pay vote.

COMPENSATION

Named Executive Officers

The following tables set forth all plan and non-plan compensation awarded to, earned by or paid to the Company’s principal executive officer, our other most highly compensated individual serving as an executive officer at the end of fiscal 2019, and two former employees who served as executive officers of the Company during the year (collectively, the “named executive officers”), for all services rendered by such individuals to the Company and any subsidiaries in all capacities for the periods presented.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Grant C. Bennett President, Chief Executive Officer, and Treasurer	2019	$170,077(1)	$14,948(2)	--	$588(3)	$185,613
	2018	$177,954	--	--	$588(3)	$178,542

Charles K. Griffith, Jr.	2019	$103,846(4)		$61,343(5)	$441(3)	$165,630
Chief Financial Officer
	2018	--	--	--	--	--

Ralph M. Norwood Former Chief Financial Officer	2019	$74,693(6)	$11,033(2)	--	$294(3)	$86,020
	2018	$156,146	--	$8,135(7)	$505(3)	$164,786

Thomas E. Breen Former Senior Vice President Sales and Marketing	2019	$152,559(8)	$3,577(8)	$14,840(9)	$465(3)	$171,441
	2018	$174,250(8)	$26,077	$28,542(10)	$588(3)	$229,457

(1)	Mr. Bennett’s annual base salary was set at $183,293, effective March 11, 2019. He voluntarily reduced his salary by approximately 15% from May 2019 through October 2019 due to the Company’s financial performance.
(2)	The Company instituted a bonus plan for 2018, to be reviewed and paid in 2019, which included personal goals, Company revenue goals and Company profitability goals. Messrs. Bennett’s and Norwood’s bonuses consisted of amounts paid as a result of the achievement of their personal goals as well as a small percentage of the Company’s revenue goal.
(3)	Represents premiums paid by the Company for life insurance for the named executive officer.
(4)	Mr. Griffith became Chief Financial Officer of the Company effective May 6, 2019. His annual base salary was set at $150,000 when he joined the Company in April, 2019.
(5)	Amount represents an award on April 8, 2019 of an option to purchase 75,000 shares of Common Stock at $1.57 per share, which vests in five equal annual installments commencing the first anniversary of the date of grant and has a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant computed pursuant to FASB ASC Topic 718 in the Company’s financial statements, not reduced by the estimated forfeiture rate. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2019: dividend yield of 0%, expected volatility of 54%, risk-free interest rate of 2.38%, and expected life of 6 years.
(6)	Mr. Norwood retired effective May 6, 2019. His annual base salary prior to his resignation was $159,207, effecive July 1, 2018.
(7)	Amount represents an award on February 23, 2018 of an option to purchase 10,000 shares of Common Stock at $1.53 per share, which vests in five equal annual installments commencing the first anniversary of the date of grant and has a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant computed pursuant to FASB ASC Topic 718 in the Company’s financial statements, not reduced by the estimated forfeiture rate. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2018: dividend yield of 0%, expected volatility of 54%, risk-free interest rate of 2.73%, and expected life of 6 years.
(8)	Mr. Breen resigned from the Company effective October 11, 2019. His annual base salary at the time of his resignation was $183,854. Mr. Breen’s annual base salary when hired in November 2016 was established at $170,000. In addition, Mr. Breen’s offer letter included a commitment to pay a minimum annual bonus of $30,000 through the end of 2018, payable in monthly installments of $2,500. Salary and bonus amounts were adjusted during fiscal 2018, such that Mr. Breen was guaranteed a minimum total compensation for the year of $200,000, which included a balance of $3,577 paid in the first pay period of 2019.
(9)	Amount represents an award on February 19, 2019 of an option to purchase 20,000 shares of Common Stock at $1.40 per share, which vested in five equal annual installments commencing the first anniversary of the date of grant and had a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant computed pursuant to FASB ASC Topic 718 in the Company’s financial statements, not reduced by the estimated forfeiture rate. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2019: dividend yield of 0%, expected volatility of 54%, risk-free interest rate of 2.53%, and expected life of 6 years. Mr. Breen left the Company in October 2019 prior to the vesting of, and subsequently forefited in full, this option award.
(10)	Amount represents an award on February 23, 2018 of an option to purchase 35,000 shares of Common Stock at $1.53 per share, which vested in five equal annual installments commencing the first anniversary of the date of grant and had a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant computed pursuant to FASB ASC Topic 718 in the Company’s financial statements, not reduced by the estimated forfeiture rate. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2018: dividend yield of 0%, expected volatility of 54%, risk-free interest rate of 2.73%, and expected life of 6 years. These options have since been forfeited.

For further information on equity incentive awards granted to our named executive officers, see the disclosure below. For more information on compensation generally and information on severance and change of control rights, see the Compensation Discussion and Analysis section above.

Employment Agreements

None of our named executive officers are parties to employment agreements with the Company.

Amendment to Options

Mr. Norwood, our former CFO, had options to purchase an aggregate 240,000 shares of Common Stock at the time of his retirement in May 2019, of which options to purchase 208,000 shares were vested and exercisable. The Board permitted Mr. Norwood to keep all options held by him at retirement, which options converted to non-statutory options and continued to vest in accordance with their original vesting schedules, as Mr. Norwood continued his relationship with the Company as a consultant and subsequently was elected to the Board.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised options held by our named executive officers outstanding as of the end of the Company’s 2019 fiscal year, which date was December 28, 2019.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Grant C. Bennett	--	--	--	--	--
Charles K. Griffith, Jr.	0(1)	75,000(1)	--	1.57	4/8/29

Ralph M. Norwood	75,000(2)(3)	0(3)	--	2.00	10/7/21
	55,000(2)(4)	0(4)	--	1.00	5/8/23
	30,000(2)(5)	0(5)	--	2.90	2/6/24
	24,000(2)(6)	6,000(6)	--	2.85	2/12/25
	18,000(2)(7)	12,000(7)	--	1.83	2/19/26
	4,000(2)(8)	6,000(8)	--	1.57	2/17/27
	2,000(2)(9)	8,000(9)	--	1.53	2/23/28
Thomas E. Breen	40,000(10)(11)	--	--	1.37	11/7/26
	10,000(12)	--	--	1.57	2/17/27
	7,000(13)(14)	--	--	1.53	2/23/28

(1)	Granted on April 8, 2019 with vesting in five equal installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(2)	Mr. Norwood’s options were converted to non-qualified options in connection with his retirement in May 2019. Such options continue to vest according to their original vesting schedules, as Mr. Norwood continued to provide consulting services to the Company through the time of his election to the Board in August 2019.
(3)	Granted on October 7, 2011 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(4)	Granted on May 8, 2013 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(5)	Granted on February 6, 2014 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(6)	Granted on February 12, 2015 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(7)	Granted on February 19, 2016 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(8)	Granted on February 17, 2017 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(9)	Granted on February 23, 2018 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(10)	Mr. Breen resigned from the Company effective October 11, 2019. At such time, vesting of all outstanding options ceased. He was entitled to exercise the vested portion of his options for a period of three months following his last day of employment; the unvested portion of all such options was forfeited.
(11)	Granted on November 7, 2016 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(12)	Granted on February 17, 2017 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(13)	Granted on February 23, 2018 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(14)	Mr. Breen was granted an option on February 15, 2019 to purchase 20,000 shares at $1.40 per share with vesting in five equal annual installments commencing on the first anniversary of the date of grant. Mr. Breen forfeited such option in connection with his separation from the Company in October 2019 as it had not vested as to any portion of the shares issuable pursuant thereto. Mr. Breen subsequently forfeited all other options he had to purchase shares of Common Stock.

Equity Incentive Plans

The Company currently administers the 2009 Stock Incentive Plan, which expired in December 2019 but which will remain in effect until all awards outstanding under such plan have been exercised or expire. At December 28, 2019, there were an aggregate of 3,000,000 shares authorized under such plan, of which options to purchase 1,794,105 shares were outstanding.

In March 2020, the Board approved the 2020 Equity Incentive Plan. The 2020 Plan provides for the issuance of up to 1,500,000 shares of Common Stock upon the exercise or grant of options, SARs, restricted stock, RSUs and other stock-based awards to employees, officers, directors, consultants and advisors of the Company, in each case in amounts, at prices and subject to such restrictions and limitations as determined by the Board of Directors or a committee thereof and applicable law. For more information about the 2020 Plan, see Proposal 4 below. Stockholders are being asked to approve the 2020 Plan at the Meeting.

The goal of the Company’s equity incentive awards is to promote the success and interests of the Company and its stockholders by permitting and encouraging recipients to obtain a proprietary interest in the Company or any subsidiaries through the grant and exercise of such awards, and motivating such recipients to remain with the Company and work towards its success.

Grants in Fiscal 2019

On February 15, 2019, the Board of Directors approved the grant of options under the 2009 Plan to purchase 20,000 shares to Mr. Breen. These incentive stock options, which were exercisable at $1.40 per share, were to vest in equal annual installments over a five-year period commencing on the first anniversary of the date of grant and had a term of 10 years. Mr. Breen left the Company in October 2019 prior to the vesting of any portion of such options, all of which were forfeited.

On February 15, 2019, the Board of Directors also approved the grant to each of the independent members of the Company’s Board of Directors options under the 2009 Plan to purchase 15,000 shares of Common Stock, for an aggregate 45,000 shares. These non-qualified stock options, which are exercisable at $1.40 per share, vested immediately on grant and have a term of 10 years.

On April 8, 2019, the Board of Directors approved the grant of options under the 2009 Plan to purchase 75,000 shares to Mr. Griffith. These incentive stock options, which are exercisable at $1.57 per share, vest in equal annual installments over a five-year period commencing on the first anniversary of the date of grant and have a term of 10 years.

Such grants were the only grants of stock options made to the named executive officers and directors of the Company during the 2019 fiscal year.

Retirement, Severance and Similar Compensation

No retirement, severance or similar compensation was paid to any employee during the 2019 fiscal year. The Company does not offer or have in place any formal retirement, severance, change of control or similar compensation programs other than its retirement savings plan available to all eligible employees.

Compensation of Directors

The following table sets forth all compensation of the Company’s non-employee directors for the fiscal year ended December 28, 2019. Mr. Bennett, our President and CEO, did not receive any additional compensation for his service as a director during the 2019 fiscal year. Mr. Norwood became a director in August, 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Francis J. Hughes, Jr.	$16,000(1)(2)	$11,913(3)(4)	--	$27,913
Thomas M. Culligan	$16,000(1)	$11,913(3)(4)	$214(5)	$28,127
Ralph M. Norwood	$8,000(1)	--	$851 (5)	$8,851
Daniel C. Snow, Ph.D.	$16,000(1)	$11,913(3)(4)	$1,737(5)	$29,650

(1)	Includes quarterly stipend and fees paid for Board of Directors and committee meetings attended during the fiscal year.
(2)	Cash fees payable to Mr. Hughes for his service as a director are paid to ARD, for which Mr. Hughes serves as President.
(3)	Amount represents the award on February 15, 2019 of a non-qualified option to purchase 15,000 shares of Common Stock at $1.40 per share, which vested in full on date of grant and has a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant computed pursuant to FASB ASC Topic 718 in the Company’s financial statements, not reduced by the estimated forfeiture rate. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2019: dividend yield of 0%, expected volatility of 54%, risk-free interest rate of 2.57%, and expected life of 7 years.
(4)	Mr. Hughes had 120,000 options outstanding at the 2019 fiscal year-end, all of which were fully vested and exercisable. Mr. Culligan had 90,000 options outstanding at the 2019 fiscal year-end, all of which were fully vested and exercisable. Mr. Norwood had 240,000 options outstanding at the 2019 fiscal year-end, 208,000 of which were fully vested and exercisable. Dr. Snow had 120,000 options outstanding at the 2019 fiscal year-end, all of which were fully vested and exercisable.
(5)	Amount represents expenses reimbursed for travel.

Board members are entitled to receive a Board meeting fee of $1,000 per meeting unless waived. Board members also receive a quarterly stipend of $2,500 for their service.

Directors other than Mr. Bennett also are entitled to receive grants of stock options. In February 2019, the Board granted to each of Messrs. Hughes and Culligan and Dr. Snow options to purchase 15,000 shares of Common Stock at $1.40 per share, the closing price of the Common Stock on the date of grant. Such options have a term of 10 years and were exerciseable in full on the date of grant. Mr. Norwood was not a recipient of such grant, as he did not become a member of the Board until August, 2019.

CPS may reimburse members of the Board of Directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The Company believes that members of the Board of Directors received compensation during fiscal year 2019 commensurate with their responsibilities to the Company and appropriate for a company of CPS’s size and revenues.

PROPOSAL 2. STOCKHOLDER ADVISORY VOTE ON

EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”) and Section 14A of the Exchange Act entitle stockholders to cast a non-binding, advisory vote on the compensation of executives as described in a company’s proxy statement, otherwise known as “say on pay” proposals. The legislation makes clear that these votes do not overrule a Board’s compensation decisions, impose additional fiduciary duties on the Board, or limit stockholders’ ability to make other compensation-related proposals.

CPS’s primary goal when determining compensation is to align compensation with our business objectives and performance. Our aim is to attract, retain and reward executive officers and other key employees who contribute to our long-term success and to motivate those individuals to enhance long-term stockholder value. The Company aims to make executive compensation sensitive to Company performance, which is defined primarily in terms of sales and profits.

We believe that the Company’s executive compensation programs have been effective at providing appropriate incentives for the achievement of targeted results, aligning pay and performance, creating an ownership culture in which award recipients think and act like stockholders, and enabling CPS to attract and retain some of the most talented executives in our industry.

Revenues for the 2019 fiscal year were $21.5 million, compared to revenues of $21.6 million in fiscal 2018, less than a 1% decrease. The Company incurred a net loss of $638,000, or $(0.05) per share, for fiscal 2019. This compares with a net loss of $3,700,000, or $(0.28) per share, reported for 2018. The Company’s fiscal 2019 results were improved compared to those for 2018 primarily as a result of the establishment of a $2.8 million reserve against its deferred tax asset in fiscal 2018. Based on the Company’s results over the three years from 2016 through 2018, it was determined that it was more likely than not that the deferred tax asset would not be used, and a reserve was established to offset it. In addition, there was a reduction in selling, general and administrative expenses from 2018 to 2019.

Compensation actions taken with respect to fiscal 2019 for the Company’s named executive officers reflected the Company’s financial performance and individual achievement of performance milestones as compared to prior years. Salary reductions that were implemented in the first quarter of 2016 were reversed January 1, 2018 as a result of improved Company performance, although only a guaranteed bonus in the amount of $26,077 was paid to a former senior executive pursuant to the terms of his offer letter; no bonuses were paid to other Company executive officers for fiscal 2018. In fiscal 2019, as a result of improved performance, bonuses were paid to our named executive officers in the aggregate amount of $29,558. In addition, small cost of living salary increases were granted to certain named executive officers in 2019.

Stockholders are encouraged to read the Compensation Discussion and Analysis and Compensation sections of this Proxy Statement for a more detailed discussion of how the Company’s compensation programs reflect our overarching compensation philosophy and core principles and how such philosophy and principles were implemented when making compensation decisions for 2019.

Our Board values constructive dialogue on compensation and other governance topics, and recognizes the interest that investors have in executive compensation. In response to the passage of the Reform Act and in recognition of growing support for advisory votes on compensation, stockholders now have the opportunity to vote on an advisory resolution concerning the compensation of our named executive officers on an annual basis. Stockholders are also being given the opportunity to vote again on the frequency of the Company’s say on pay vote at the Meeting as described below in Proposal 3.

Accordingly, stockholders are being asked to vote on the following resolution at the Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in the Compensation section (including the tables and narrative discussion therein) of this Proxy Statement be hereby APPROVED.

Stockholders will have the opportunity to vote for or against such resolution, or abstain from voting. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter shall be required to approve the stockholder advisory vote on executive compensation as disclosed in this Proxy Statement. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

The advisory vote will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and Board will review the voting results and any concerns raised by stockholders will be considered when determining future compensation arrangements and making decisions about future compensation programs and practices. The Board and Compensation Committee also may consult directly with stockholders to better understand any issues and concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION.

PROPOSAL 3. STOCKHOLDER ADVISORY VOTE TO DETERMINE

FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION

The Reform Act also enables our stockholders to vote, on a non-binding, advisory basis, on the frequency of the Company’s say on pay proposals. These proposals, often referred to as “say when on pay”, permit stockholders to select whether say on pay advisory votes occur every year, every two years or every three years. Shareholders also must be given the opportunity, at least once every six years, to have a separate vote to re-determine the frequency of the say on pay vote. At our annual meeting of stockholders in 2014, shareholders voted to approve executive compensation on an annual basis. Stockholders are being given the opportunity at the Meeting to select the frequency of future votes.

CPS’s Board of Directors and the Compensation Committee have considered carefully the advantages and disadvantages of each frequency option, and have determined to again recommend to stockholders that they vote for an annual vote on executive compensation. The Board believes that having an annual vote makes compensation more responsive to and reflective of stockholders’ interests and concerns, and decreases the chance that poor compensation decisions in one year will have a continuing, long-term effect.

Stockholders will have the opportunity to vote for one of three options with respect to this say when on pay proposal: 1 year, 2 years or 3 years. The option that receives the plurality of the votes cast at the Meeting shall be considered when determining the frequency of voting by stockholders on the compensation of our named executive officers. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

The advisory vote will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board will review the voting results when determining the frequency with which stockholders will vote on executive compensation.

To be clear, stockholders are choosing the frequency with which stockholders will cast their non-binding, advisory votes on the Company’s executive compensation. The choices provided to stockholders are one year, two years and three years. Stockholders are voting on the actual frequency of the vote, not voting to approve or disapprove the Board of Directors’ recommendation as discussed above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

ONE YEAR FOR THE FREQUENCY OF THE SAY ON PAY VOTE.

PROPOSAL 4. APPROVAL OF CPS TECHNOLOGIES CORP.

2020 EQUITY INCENTIVE PLAN

On March 3, 2020, the Board of Directors approved the CPS Technologies Corp. 2020 Equity Incentive Plan. The 2020 Plan provides for the issuance of up to 1,500,000 shares of Common Stock to employees, officers, directors, consultants and advisors to the Company pursuant to the award of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards (each, an “Award”). Recipients of Awards under the 2020 Plan are sometimes referred to below as “participants.”

Set forth below is a summary of certain provisions of the 2020 Plan. Included below is also a general description of the U.S. federal tax treatment applicable to the receipt of Awards under the 2020 Plan. The text of the 2020 Plan is set forth in Appendix I to this Proxy Statement. The following is intended to be a summary only, and does not purport to be a complete statement of, the principal terms of the 2020 Plan. This summary is subject to and qualified in its entirety by reference to the Appendix.

General

Purpose. The stated purpose of the 2020 Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.

Plan Duration. The 2020 Plan became effective on March 3, 2020, subject to stockholder approval. Awards granted prior to stockholder approval will become void if approval is not obtained. The Plan remains in effect until all shares subject to Awards have been acquired or forfeited, although no Awards may be granted following the 10 year anniversary of adoption.

Administration. The 2020 Plan is administered by the Board, which has the power and authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to the 2020 Plan as it deems advisable, all in accordance with the plan, applicable law and the Company’s organizational documents. The Board also may construe and interpret the terms of the 2020 Plan and any Award agreements entered into under the plan. All decisions, determinations and interpretations by the Board shall be made in the Board’s sole discretion and are final and binding on all persons having or claiming any interest in the 2020 Plan or in any Award.

Subject to the 2020 Plan and applicable law, the Board shall have full power and authority to grant Awards under the plan, including with respect thereto to (i) determine the participants to whom Awards are granted; (ii) determine the timing, size and type of Awards; (iii) determine the terms, conditions and restrictions applicable to Awards in a manner consistent with the 2020 Plan, including but not limited to price, method of payment, vesting, exercisability and termination; (iv) establish fair market value (described below); and (v) subject to the provisions of the plan, amend, modify or adjust the terms and conditions of any outstanding Award.

To the extent permitted by applicable law, the Board may delegate any or all of its powers under the 2020 Plan to one or more committees or subcommittees of the Board, each of which must be constituted in accordance with applicable law, including the Exchange Act and the rules and regulations of any national securities exchange on which the securities of the Company are listed from time to time. The Board also may delegate to one or more officers of the Company the power to grant options and other Awards that constitute rights under Delaware law to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers as the Board may determine, with certain limitations and exceptions.

Subject Shares. The maximum number of shares that may be issued pursuant to Awards granted under the 2020 Plan is 1,500,000 shares, subject to adjustment as discussed below. If any Award under the 2020 Plan expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as a result of shares subject to an Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or if an Award results in any Common Stock not being issued (including as a result of an independent stock appreciation right that could have been settled either in cash or stock actually being settled in cash), the unused shares of Common Stock covered by such Award are available for grant, with certain exceptions. At the same time, any shares delivered to the Company, whether by actual delivery, attestation or net exercise, by an Award recipient to purchase shares of Common Stock upon exercise or to satisfy tax withholding obligations in connection with an Award are not added back to the number of shares available for future grant under the 2020 Plan.

Eligible Participants. Subject to certain limitations, all of the Awards under the 2020 Plan may be granted to any employee, officer, director, consultant or advisor of the Company and its parents and subsidiaries. As of December 28, 2019, the Company had 152 permanent full-time employees, no temporary full-time employees, and two part-time employees. There are currently four members of the Board of Directors who are not employees of the Company. Except as otherwise provided by the 2020 Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat recipients uniformly.

Plan Amendments; Award Amendments. The Board may amend, suspend or terminate the 2020 Plan or any portion thereof at any time, provided that no amendment will be effective unless approved by stockholders if stockholder approval is required by the Code or other applicable law, including the rules and regulations of Nasdaq (or any other national securities exchange on which the Company’s securities are then listed). Unless otherwise specified in the amendment, any amendment to the 2020 Plan shall apply to, and be binding on the holders of, all Awards outstanding under the 2020 Plan at the time the amendment is adopted so long as the Board determines that such amendment does not materially and adversely affect the rights of participants under the plan.

The Board may amend, modify or terminate any outstanding Award, including but not limited to substituting therefor another Award of the same or a different type and changing the date of exercise or realization. A participant’s consent to such action is required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant’s rights under the 2020 Plan or (ii) the change is permitted under the plan in connection with adjustments in the Common Stock or certain reorganization events.

Options

In General. Subject to the terms and conditions of the 2020 Plan and applicable law, the Board may grant incentive stock options and non-statutory stock options to purchase Common Stock and determine the number of shares of Common Stock to be covered, the exercise price, and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable federal or state securities laws. The Board must designate options as either incentive stock options or non-statutory stock options. An option that is intended to be an incentive stock option and which meets the requirements of Section 422 of the Code shall be designated an “incentive stock option” or “ISO”, which ISOs may only be granted to employees of the Company any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive incentive stock options under the Code. An option that is not intended to be an incentive stock option as defined in Section 422 of the Code or otherwise that does not qualify as an incentive stock option shall be designated a “non-statutory stock option” or “NSO.” Any option or portion thereof that does not qualify as an ISO shall be, and shall be treated as, an NSO.

Price. The exercise price for any option granted under the 2020 Plan must be not less than 100% of the fair market value of the Common Stock as of the date of grant. The option price for any ISO granted under the 2020 Plan to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries may not be less than 110% of the fair market value on the date of grant. The date of grant of each option is the date the Board votes to approve such Award.

Duration. Options are exercisable at such times and subject to such terms and conditions as the Board specifies in the applicable option agreement; provided, that no option may be granted with a term in excess of 10 years. In the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of such ISO may not be greater than five years.

Fair Market Value. “Fair Market Value” of a share of Common Stock for purposes of the 2020 Plan is determined as follows:

•	if the Common Stock trades on a national securities exchange, fair market value is the closing sale price (for the primary trading session) on the date of grant; or
•	if the Common Stock does not trade on any such exchange, fair market value is the average of the closing bid and asked prices as reported by an automated quotation system on the date of grant; or
•	if the Common Stock is not publicly traded, the Board will determine the fair market value using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in good faith in a manner consistent with the valuation principles under Section 409A of the Code, except as the Board or Committee may expressly determine otherwise.

Exercise and Payment for Stock. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with payment in full for the number of shares for which the option is exercised. Common Stock purchased upon the exercise of an option granted under the 2020 Plan may be paid for, except as may otherwise be provided in the applicable Award agreement or otherwise approved by the Board:

•	in cash or by check, payable to the order of the Company,
•	by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding,
•	by delivery to the Company by the participant of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding,
•	by delivery of shares of Common Stock owned by the participant valued at their fair market value, provided such method of payment is then permitted under applicable law, such Common Stock, if acquired directly from the Company, was owned by the participant for such minimum period of time, if any, as may be established by the Board in its discretion, and such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements,
•	by delivery of a notice of “net exercise” to the Company, as a result of which the participant would receive the number of shares of Common Stock underlying the option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the option divided by the fair market value on the date of exercise,
•	by payment of such other lawful consideration as the Board may determine, or
•	by any combination of the foregoing.

A participant is not entitled to pay the exercise price of an option with a promissory note, and in no event may the Company make a loan to a participant to permit such participant to exercise any option.

Stock Appreciation Rights

In General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to the appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the measurement price established pursuant to the provisions of the 2020 Plan. The date as of which such appreciation is determined shall be the exercise date. Each SAR is exercisable at such times and subject to such terms and conditions as the Board specifies in the applicable SAR agreement, although no SAR may be granted with a term greater than 10 years.

Tandem and Independent Awards. SARs may be granted in tandem with, or independently of, options granted under the 2020 Plan. When SARs are expressly granted in tandem with options, the SAR, except to the extent designated by the Board in connection with a reorganization event, will be exercisable only at such time or times, and to the extent, that the related option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related option. In addition, the SAR will terminate and no longer be exercisable upon the termination or exercise of the related option, and vice versa, and the SAR will be transferable only with the related option. A SAR not expressly granted in tandem with an option becomes exercisable at such time or times, and on such conditions, as the Board may specify.

Price. The Board shall establish and specify the measurement price of each SAR in the applicable SAR agreement, which must be equal to at least 100% of the fair market value of a share of Common Stock on the date of grant. Fair market value is determined in the same manner as described above for options.

Exercise and Payment. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with any other documents required by the Board.

Restricted Stock; Restricted Stock Units

In General. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or a portion of such shares from the recipient as specified by the Board in in the applicable Award agreement. Instead of granting Awards for restricted stock, the Board also may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units” or “RSUs”).

Conditions. The Board shall determine the terms and conditions of a restricted stock or RSU Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

Dividends and other Distributions. Participants holding shares of restricted stock are entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.

Additional Provisions for RSUs. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to an RSU, the participant is entitled to receive from the Company one share of Common Stock, or an amount of cash equal to the fair market value of one share of Common Stock, as provided in the applicable RSU agreement. The Board may, in its discretion, provide that settlement of RSUs shall be deferred on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has voting rights with respect to any RSUs and, to the extent provided by the Board, a grant of RSUs may provide participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the participants, may be settled in cash and/or shares of Common Stock, and may be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish and set forth in the applicable RSU agreement.

Other Stock-Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property may be granted under the 2020 Plan, including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Awards shall also be available as a form of payment in the settlement of other Awards granted under the 2020 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Such Awards may be paid in shares of Common Stock or cash, as the Board determines. Subject to the provisions of the 2020 Plan, the Board will determine the terms and conditions of each such Award, including any purchase price applicable thereto.

Effect of Termination of Employment, Disability or Death

Under the 2020 Plan, the Board has the power to determine the effect on each Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights under the Award.

Notwithstanding the foregoing, no ISO may be exercised unless, at the time of such exercise, the participant is, and has been continuously since the date of grant of his or her ISO, an employee of the Company, except that:

•	an ISO may be exercised within the period of three (3) months after the date the participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Award agreement) to the extent that the ISO was exercisable at the date of employment termination, provided that the option agreement with respect to such option may designate a longer exercise period, with any exercise after such three month period being treated as the exercise of a NSO under the 2020 Plan;
•	if the participant dies while an employee of the Company, or within 3 months after the participant ceases to be an employee, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement) to the extent that the ISO was exercisable at the date of death; and
•	if the participant becomes disabled (within the meaning of Section 22(e)(3) or any successor section of the Code) while an employee of the Company, the ISO may be exercised within the period of one (1) year after the date the participant ceases to be an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement) to the extent that the ISO was exercisable at the date of employment termination.

Non-Transferability

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the participant, are exercisable only by the participant; provided, that the Board may permit or provide in an Award for the gratuitous transfer by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended (the “Securities Act”). The Company is not required to recognize any transfer until such time as the participant and the permitted transferee, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee will be bound by all of the terms and conditions of the Award. Notwithstanding the foregoing, no ISO granted under the 2020 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a participant under the 2020 Plan shall be exercisable during his or her lifetime only by such participant or the participant’s legal representative, to the extent permitted under Section 422 of the Code.

Employment Rights; Stockholder Rights

Employment. Neither the 2020 Plan nor any Award made under such plan confers any right upon a participant with respect to the continuation of any employment, consulting, advisory or other relationship with the Company.

Stockholder Status. Subject to the provisions of the applicable Award, no participant or designated beneficiary has any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

Adjustments for Changes in Common Stock and Certain Other Events

Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the number and class of securities available under the 2020 Plan, its share counting rules, the number and class of securities and exercise price per share of each outstanding option, the share- and per-share provisions and the measurement price of each SAR, the number of shares subject to and the repurchase price per share subject to each outstanding restricted stock and RSU Award, and the share- and per-share-related provisions and the purchase price, if any, of each other outstanding stock-based Award will be equitably adjusted in the manner determined by the Board.

Reorganization Events. A “reorganization event” means any (i) merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction, or (iii) liquidation or dissolution of the Company.

In connection with a reorganization event, the Board may take any one or more of several actions as to all or any (or any portion of) outstanding Awards (other than restricted stock and RSU Awards) on such terms as the Board determines, including:

•	providing that Awards will be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding entity,
•	upon notice, providing that a participant’s unexercised Awards will terminate immediately prior to the consummation of such reorganization event unless exercised, or
•	providing that outstanding Awards will become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such reorganization event.

In connection with a liquidation or dissolution of the Company, the Board may specify that Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings). In the event of a reorganization event under the terms of which holders of Common Stock will receive a cash payment for each share surrendered, the Board also may make or provide for a cash payment to a participant equal to the excess, if any, of the acquisition price multiplied by the number of shares of Common Stock subject to the participant’s Awards (to the extent the exercise price does not exceed such acquisition price) over the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards.

Upon the occurrence of a reorganization event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding restricted stock award will inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to the Common Stock subject to such restricted stock award. The Board also may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any such Award or any other agreement between a participant and the Company, either initially or by amendment. Upon the occurrence of a reorganization event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any restricted stock award or any other agreement between a participant and the Company, all restrictions and conditions on all such restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

Tax Provisions

Incentive Stock Options.  In general, taxable income is recognized with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not in connection with the grant or exercise of such ISO. However, the exercise of an ISO may subject the recipient to the alternative minimum tax. The tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for the greater of (i) two years from the date the option was granted, and (ii) one year from the date the option was exercised, then the participant will recognize a long-term capital gain in an amount equal to the excess of the amount realized by the participant on the sale price of the ISO Stock over the exercise price. If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then the gain recognized by the participant will be ordinary compensation income to the extent of the fair market value of the ISO Stock on the date the option was exercised over the exercise price and the remaining gain, if any, will be a capital gain. Any capital gain realized by the participant from the sale of ISO Stock will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale. If a participant sells ISO Stock for less than the exercise price, then the participant will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

Nonstatutory Stock Options.  As with ISOs, the grant of NSOs with an exercise price per share that is at least equal to the fair market value of a share of Common Stock on the date of grant does not result in the recognition of taxable income to the participant. The exercise of an NSO results in the recognition of ordinary income to the participant in the amount by which the fair market value of the Common Stock acquired through the exercise of the NSO (“NSO Stock”) on the exercise date exceeds the exercise price. If the NSO Stock is not sold upon exercise, the participant acquires a tax basis in the NSO Stock equal to the effective fair market value of the stock on the day of exercise (i.e., the exercise price plus any income recognized upon the exercise of the option). The sale of NSO Stock generally will result in the recognition of a capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale and any such capital gain may be eligible for the lower capital gains rate if held for more than a year.

Notwithstanding the above, in the case of an award of an in-the-money NSO (i.e., an NSO with a below-fair market value exercise price on the date of grant), this will generally be deemed to result in a deferral of compensation for purposes of Section 409A of the Code. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a participant at the time of grant of the option or upon later vesting.

Federal Income Tax Consequences to the Company in connection with Stock Options.  The grant and exercise of ISOs and NSOs generally have no direct tax consequences to the Company. The Company generally will be entitled to a compensation deduction with respect to any ordinary income recognized by a participant, including income that results from the exercise of an NSO or a Disqualifying Disposition of an ISO. Any such deduction will be subject to the limitations of Section 162(m) of the Code, unless certain requirements are satisfied. The Company has a statutory obligation to withhold appropriate income taxes from the ordinary income that is realized from the exercise of NSOs by employees.

Stock Appreciation Rights.  No taxable income is realized upon the receipt of a SAR, but upon exercise of a SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of SARs or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the requirements of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Notwithstanding the above, a SAR is considered deferred compensation for purposes of Section 409A of the Code unless the following criteria are met: (1) the SAR can be settled only in stock of the service recipient, (2) the recipient cannot elect upon exercise of the SAR to defer payout of the stock to a later date, and (3) the SAR pays only the excess in value of the underlying stock on the exercise date over the value of such stock on the grant date. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a participant at the time of grant of the SAR or upon later vesting.

Restricted Stock Awards.   Upon acquisition of an Award of restricted stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Restricted Stock Units. A participant does not have taxable ordinary income upon the grant of a restricted stock unit. Ordinary income arises on the actual or constructive receipt of the stock underlying the units (or upon receipt of cash, if the RSU is settled in cash), which generally occurs when the RSU vests. The Board may permit deferral of the payout of the restricted stock or cash to a date beyond the vesting date, in which case the recognition of ordinary income is delayed until the date of receipt (assuming that Section 409A of the Code does not require earlier recognition of income). Section 409A of the Code provides that an RSU does not result in the deferral of compensation if the stock must be issued shortly after vesting occurs. If the participant has the right to elect to defer payout of the stock to a future taxable year, this will be considered a deferred compensation arrangement under Section 409A. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a participant at the time of grant of the RSU or upon later vesting.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to Awards under the 2020 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and SARs will generally qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal).

The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to Awards granted under the 2020 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the event of a participant’s death or the income tax laws of the municipality, state or foreign country under which a participant’s income may be taxable.

Registration with the Commission

The Company intends to file a registration statement on Form S-8 relating to the issuance of shares of Common Stock under the 2020 Plan with the Commission after approval of the plan by stockholders. If stockholders do not approve the 2020 Plan, no such registration statement will be filed.

New Plan Benefits

Awards of stock options (ISOs and NSOs), SARs, restricted stock, RSUs and other stock-based Awards made to eligible participants under the 2020 Plan are subject to the discretion of the Board and therefore are not determinable at this time; provided, that the Board has awarded options to purchase an aggregate 119,000 shares of Common Stock under the 2020 Plan, subject to stockholder approval.

Each grant of an ISO under the 2020 Plan will be made at fair market value of the Common Stock on the date of grant; the Company expects that each Award other than for ISOs will also be made with an exercise price at or near fair market value on the day of grant. Prices and consideration for restricted stock awards, RSUs, SARs and other stock-based awards under the 2020 Plan will be as determined by the Board. The value of each such grant and award may depend on the market value of the Company’s Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. The market value of the Company’s Common Stock on March 6, 2020 was $1.60 per share.

Equity Compensation Plan Information

The following table presents information about the 2009 Plan (which plan has expired but under which there are still options outstanding) as of fiscal year-end December 28, 2019; the 2020 Plan was not adopted by the Board until March 3, 2020.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by stockholders . . . . . . . .	1,794,105(1)	$1.7269	0

Equity compensation plans not approved by stockholders(2) . . . . . .	--	--	--

Total . . . . . . . . . . . . . . . . . . . . . . . .

(1)	Of the 1,794,105 options outstanding as of December 28, 2019 under the 2009 Plan, 1,471,905 were exercisable as of such date at an average exercise price of $1.4683 per share.

(2)	The 2020 Plan was not adopted by the Board until March 2020 and has not yet been adopted by stockholders. In connection with adoption, the Board granted options to purchase an aggregate 119,000 shares of Common Stock, which options will be void if stockholders do not approve the 2020 Plan. The 2020 Plan provides for the issuance of up to 1,500,000 shares of Common Stock.

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter at the Meeting is required to approve the 2020 Plan. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

PROPOSAL 5. RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has selected the firm of Wolf & Company, P.C. (“Wolf”), independent certified public accountants, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2020. Wolf acted as the Company’s independent registered public accounting firm for the Company’s 2019 and 2018 fiscal years. During fiscal 2018 and 2019, the Audit Committee also engaged Verdolino & Lowey, P.C. (“Verdolino”) to provide tax-related services to the Company.

It is expected that a member of Wolf will be present at the Meeting and will be available to respond to appropriate questions and make a statement if he or she so desires.

Fees

Audit Fees. The aggregate fees billed by Wolf for professional services rendered for the audit of the Company’s annual financial statements for fiscal years 2019 and 2018, and the reviews of the financial statements included in the Company’s quarterly reports during fiscal years 2019 and 2018, were approximately $120,275 and $130,551, respectively.

Audit-Related Fees. No fees were billed by Wolf for assurance and related services that were reasonably related to the performance of its audit or review of the Company’s financial statements for fiscal years 2019 and 2018.

Tax Fees. The aggregate fees billed by Verdolino for professional services rendered for tax compliance, tax advice and tax planning for the Company were approximately $7,000 and $6,500 for fiscal years 2019 and 2018, respectively. These amounts represent those billed for tax return preparation and tax advice for the Company.

All Other Fees. No fees were billed by Wolf or Verdolino for products and services provided other than those otherwise described above for fiscal years 2019 and 2018.

Pre-Approval Policies

The Audit Committee approves the audit and permissible non-audit services performed by the Company’s independent registered public accounting firm, and any other accounting firm, in order to ensure that the provision of such services does not impair such firm’s independence, in appearance or fact. In fiscal year 2019, the Audit Committee pre-approved all such services performed by each of Wolf and Verdolino.

Ratification

Stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required by the Company’s By-laws or otherwise, but is being done as a matter of good corporate governance. If stockholders fail to ratify the selection, the Audit Committee will reconsider this selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for the ratification of the selection of the independent registered public accounting firm. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR FISCAL YEAR 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table shows, as of March 6, 2020, the beneficial ownership of the Common Stock of the Company by (i) any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each of the Company’s directors and nominees, (iii) each of the Company’s named executive officers, and (iv) all directors and named executive officers of the Company as a group. As of March 6, 2020, there were 13,207,437 shares of Common Stock outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% Holders
ARD Master, L.P. 10 Tremont Street 3rd Floor Boston, MA 02109	2,184,789(2)	16.5%
CYB Master LLC Attn: Norman J. Wechsler PO Box 4095 Pocatello, ID 83205	1,373,929(3)	10.4%

Directors, Nominees and Named Executive Officers
Grant C. Bennett	1,465,054	11.1%

Thomas M. Culligan	115,000(4)	*

Francis J. Hughes, Jr.	2,412,940(5)	18.1%

Ralph M. Norwood	249,000(6)	1.9%

Daniel C. Snow	136,000(7)	1.0%

Charles K. Griffith, Jr.	17,000(8)	*

Thomas E. Breen	0(9)	--

All directors and executive officers as a group (7 persons)	4,394,994(10)	31.8%

(1)	Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group, within 60 days of March 6, 2020, upon the exercise of stock options or other purchase rights, but not the exercise of options or warrants held by any other person. The address of Messrs. Bennett, Culligan, Griffith, Hughes and Norwood and Dr. Snow, is c/o CPS Technologies Corp., 111 South Worcester Street, Norton, Massachusetts 02766.
(2)	Consists of 2,184,789 shares owned by ARD Master, L.P. Excludes 93,151 shares owned, and options to purchase 135,000 shares held, by Mr. Hughes.
(3)	Consists of 1,373,929 shares owned by CYB Master LLC. To the Company’s knowledge, Mr. Wechsler is the manager and sole member of CYB Master LLC and therefore may be deemed to be the beneficial owner of such shares.
(4)	Consists of 10,000 shares owned, and options to purchase 105,000 shares of Common Stock held, by Mr. Culligan.
(5)	Consists of shares described in Footnote 2 above owned by ARD Master, L.P., as to which Mr. Hughes disclaims beneficial ownership other than such portion as to which Mr. Hughes has a pecuniary interest, plus 93,151 shares owned, and options to purchase 135,000 shares held, by Mr. Hughes.
(6)	Consists of 10,000 shares owned, and options to purchase 239,000 shares of Common Stock held, by Mr. Norwood.
(7)	Consists of 1,000 shares owned, and options to purchase 135,000 shares of Common Stock held, by Dr. Snow.
(8)	Consists of 2,000 shares owned, and options to purchase 15,000 shares of Common Stock held, by Mr. Griffith.
(9)	Mr. Breen’s employment with the Company ended in October, 2019 and he subsequently forfeited all options granted to him.
(10)	Consists of 3,765,994 shares beneficially owned and options to purchase 629,000 shares of Common Stock held by Messrs. Bennett, Culligan, Hughes, Norwood and Griffith and Dr. Snow.

Change in Control

The Company knows of no arrangements (including any pledge by any person of securities of CPS) that may result or have resulted in a change in control of the Company.

ADDITIONAL INFORMATION

Other Matters

If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy card will vote on such matters in accordance with their best judgment and applicable law.

Stockholder Proposals for 2021 Annual Meeting

Proposals of stockholders for inclusion in the Proxy Statement and form of proxy, including director nominees, for the Company’s 2021 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than November 14, 2020, and must comply with the applicable requirements of federal securities laws and the Company’s nomination procedures as discussed herein. Stockholder proposals received outside this process will be considered untimely if the Company is not provided written notice thereof no less than 30 days prior to the first anniversary of the date of notice given to stockholders for the prior year’s annual meeting of stockholders, or February 11, 2021, but in no event is notice required to be given more than 50 days prior to the date of such meeting. In order to curtail controversy as to the date on which the Company received a proposal, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

Expenses and Solicitations

The cost of the solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some stockholders may be personally made by directors, officers and regular employees of the Company, by telephone, facsimile or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation by such individuals.

In addition, the Company may request banks, brokers, custodians, nominees, and fiduciaries to forward copies of the Company’s proxy materials to those persons for whom they hold shares to request instructions for voting the proxies. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

Householding

Certain stockholders who share the same address may receive only one copy of this Proxy Statement (which includes the Notice of Internet Availability of Proxy Materials) and the Company’s 2019 Annual Report on Form 10-K in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. If you own your shares through a bank, broker or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of this Proxy Statement (which includes the Notice of Internet Availability of Proxy Materials), or the Annual Report, either by contacting your bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or by contacting CPS via telephone at (508) 222-0614 or in writing at CPS Technologies Corp., 111 South Worcester Street, Norton, Massachusetts, 02766, Attention: Investor Relations. If you request to begin or stop householding, you should provide your name, the name of your broker, bank or other record holder, and your account information.

Annual Report on Form 10-K

The Company will provide, upon request and without charge to each stockholder entitled to vote at the Meeting, a copy of the Company’s Annual Report on Form 10-K as filed with the Commission for the fiscal year ended December 28, 2019. A request for copies of such report should be addressed to the Company at CPS Technologies Corp., 111 South Worcester Street, Norton, Massachusetts, 02766, Attention: Chief Financial Officer.

APPENDIX I

CPS TECHNOLOGIES CORP.

2020 EQUITY INCENTIVE PLAN

1.                  Purpose.

The purpose of this 2020 Equity Incentive Plan (the “Plan”) of CPS Technologies Corp., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.                  Eligibility.

Subject to the terms and conditions of the Plan, all of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options (incentive and non-statutory), stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards (each, an “Award”) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.”

3.                  Administration and Delegation.

(a)                Administration of, and Determination of Awards under, the Plan by Board of Directors.

(1)               The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board shall have the power and authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable, all in accordance with the Plan, applicable law and the Company’s organizational documents. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. All decisions, determinations and interpretations by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(2)               Subject to the Plan and applicable law, the Board shall have full power and authority to grant Awards under the Plan, including with respect thereto to (i) determine the Participants to whom Awards shall be granted; (ii) determine the timing, size and type of Awards; (iii) determine the terms, conditions and restrictions applicable to Awards in a manner consistent with the Plan, including but not limited to price, method of payment, vesting, exercisability and termination; (iv) establish Fair Market Value; and (v) subject to the provisions of Section 10(f) hereof, amend, modify or adjust the terms and conditions of any outstanding Award.

(b)               Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a “Committee”), each of which Committee shall be constituted in accordance with applicable law, including the Exchange Act (as defined in (c) below) and the rules and regulations of any national securities exchange on which the securities of the Company are listed from time to time. All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)                Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of the Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; and provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant restricted stock, unless Delaware law then permits such delegation.

4.                  Stock Available for Awards.

(a)                Number of Shares; Share Counting.

(1)               Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to One Million Five Hundred Thousand (1,500,000) shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), and the shares of Common Stock that may be issued pursuant to Incentive Stock Options (as defined below) shall not exceed in the aggregate 1,500,000 shares of Common Stock. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2)               Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan (i) all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that independent SARs that may be settled only in cash shall not be so counted; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan in proportion to the portion of the SAR actually exercised regardless of the number of shares actually used to settle such SAR upon exercise; (iii) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iv) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b)               Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1).

5.                  Stock Options.

(a)                General. Subject to the terms and conditions of the Plan and applicable law, the Board may grant incentive stock options and nonstatutory stock options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option, and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. The Board shall designate Options as either incentive stock options or nonstatutory stock options. An option that is intended to be an incentive stock option and which meets the requirements of Section 422 of the Code shall be designated an “Incentive Stock Option” or “ISO”, which ISOs may only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. An Option that is not intended to be an incentive stock option as defined in Section 422 of the Code or otherwise that does not qualify as an incentive stock option shall be designated a “Nonstatutory Stock Option” or “NSO.” Any Option or portion thereof that does not qualify as an ISO shall be, and shall be treated as, an NSO.

(b)               Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement. The exercise price shall be not less than one hundred percent (100%) of the Fair Market Value (as defined below) of a share of Common Stock on the date the Option is granted; provided that, if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on such future date. If any Participant to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such Incentive Stock Option, the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the Option exercise price per share subject to such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock at the time of grant.

(c)                Date of Grant; Duration of Options. The date of grant of each Option shall be the date the Board votes to approve such Award, and shall be specified in the applicable option agreement. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of, or be exercisable after, ten (10) years following the date of grant, and provided, further, that no ISO shall be exercisable later than the fifth anniversary date of its date of grant if the Participant at the time of such grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(d)               Exercise of Options. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise. If an Option is designated as an Incentive Stock Option, the Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired from the Option if such disposition or transfer is made (i) within two (2) years from the grant date with respect to such Option or (ii) within one (1) year after the transfer of such shares to the Participant (other than any such disposition made in connection with a Reorganization Event). Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

(e)                Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)               in cash or its equivalent, or by check, payable to the order of the Company;

(2)               except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)               to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value (as defined below), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)               to the extent provided for in the applicable Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive the number of shares of Common Stock underlying the Option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise;

(5)               to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6)               by any combination of the above permitted forms of payment.

In no event shall (i) a Participant be entitled to pay the exercise price of an Option with a promissory note, or (ii) the Company make a loan to a Participant to permit such Participant to exercise any Option.

(f)                Fair Market Value. “Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1)	if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the Composite Tape, as reported by The Wall Street Journal, on the date of grant; or
(2)	if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an automated quotation system on the date of grant; or
(3)	if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in good faith in a manner consistent with the valuation principles under Code Section 409A, except as the Board or Committee may expressly determine otherwise.

For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Fair Market Value for purposes of this Plan, subject to applicable law, and all Awards are conditioned on a Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(g)       Termination of Employment or Consulting Arrangement. Subject to subsection (h) below with respect to ISOs, each option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the option agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Section 5, and may reflect distinctions based on the reasons for termination of employment.

(h)       Special Provisions for ISOs. The following provisions shall apply with respect to the grant of Incentive Stock Options to employees:

(1)       For as long as the Code shall so provide, Options granted to any Participant under the Plan which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one (1) calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000 (or such other maximum limit imposed from time to time under Code Section 422), but rather Options in excess of such limit shall be treated as NSOs. In such an event, the determination of which Options shall remain ISOs and which shall be treated as NSOs shall be based on the order in which such Options were granted. All other terms and conditions of such Options that are deemed to be NSOs shall remain unchanged.

(2)       No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, an employee of the Company, except that:

(i)       an Incentive Stock Option may be exercised within the period of three (3) months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Award agreement) if and only to the extent that the Incentive Stock Option was exercisable at the date of employment termination, provided that the option agreement with respect to such Option may designate a longer exercise period, and any exercise after such three-month period shall be treated as the exercise of a NSO under the Plan;

(ii)       if the Participant dies while an employee of the Company, or within three (3) months after the Participant ceases to be an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement) if and only to the extent that the ISO was exercisable at the date of death; and

(iii)       if the Participant becomes disabled (within the meaning of Section 22(e)(3) or any successor section of the Code) while an employee of the Company, the Incentive Stock Option may be exercised within the period of one (1) year after the date the Participant ceases to be an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement) if and only to the extent that the ISO was exercisable at the date of employment termination.

(i)                 Restrictions on Share Transferability. The Board may impose such restrictions on any shares acquired pursuant to the exercise of an Option granted under this Section 5 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.                  Stock Appreciation Rights.

(a)                General. The Board may grant Awards consisting of SARs entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(c). The date as of which such appreciation is determined shall be the exercise date.

(b)               Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1)               Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(2)               Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c)                Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than one hundred percent (100%) of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with a measurement price to be determined on a future date, the measurement price shall be not less than one hundred percent (100%) of the Fair Market Value on such future date.

(d)               Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of ten (10) years.

(e)                Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with any other documents required by the Board.

7.                  Restricted Stock; Restricted Stock Units.

(a)                General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”). Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”.

(b)               Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)                Additional Provisions Relating to Restricted Stock.

(1)               Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(2)               Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction period(s), the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d)               Additional Provisions Relating to Restricted Stock Units.

(1)               Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Code Section 409A.

(2)               Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3)               Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock, and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

8.                  Other Stock-Based Awards.

(a)                General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b)               Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.                  Adjustments for Changes in Common Stock and Certain Other Events.

(a)                Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the measurement price of each SAR, (v) the number of shares, and the repurchase price per share, subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)               Reorganization Events.

(1)               Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2)               Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding entity (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding entity, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3)               Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10.              General Provisions Applicable to Awards.

(a)                Transferability of Awards.

(1)               Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(2)               Notwithstanding anything contained in subsection (1) above to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative (to the extent permitted under Section 422 of the Code).

(b)               Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. Each Award agreement relating to the grant of Options shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or an NSO whose grant is not intended to fall under the provisions of Section 422 of the Code. In the event of a conflict between any Option Award agreement and the Plan, the Plan shall control, and in no event shall the Board have the power to grant an Option or execute an Option Award agreement that is contrary to the provisions of the Plan.

(c)                Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)               Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)                Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)                Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9 hereof.

(g)                Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)               Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

11.              Miscellaneous.

(a)                No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)               No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)                Effective Date and Term of Plan; Stockholder Approval. The Plan shall become effective on the date the Plan is approved by the Company’s Board of Directors (the “Effective Date”); provided, however, that the Plan is subject to approval by the vote of stockholders at a duly held stockholders’ meeting (or a written consent in lieu thereof in accordance with applicable law) within twelve (12) months of the date of adoption of the Plan by the Board of Directors. Awards may be granted under the Plan prior to such approval, but any such Award shall become effective as of the date of grant only upon such approval and, accordingly, no such Award may be exercisable prior to such approval. In the event that the stockholders do not approve the Plan within such 12-month period, the Plan and all Awards then outstanding shall expire and be of no force or effect. Unless sooner terminated as provided elsewhere herein, the Plan shall remain in effect until all shares subject to the Plan shall have been purchased or acquired according to the Plan’s provisions; provided, that no Awards shall be granted under the Plan after the expiration of ten (10) years from the earlier of (i) the Effective Date, or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date and shall continue to have force and effect in accordance with the instruments evidencing such Awards.

(d)               Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code or other applicable law, including the rules and regulations of any national securities exchange on which the Company’s securities are then listed. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

(e)                Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)                Non U.S. Employees. Awards may be granted to Participants who are non-U.S. citizens or residents employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Board’s obligation with respect to tax equalization for Participants on assignments outside their home country. The Board may approve such supplements to or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.

(g)                Section 409A of the Code.

(1)               Compliance with Section 409A of the Code. The Plan and all Awards granted hereunder will be interpreted to the greatest extent possible in a manner that makes the Plan and such Awards exempt from Section 409A of the Code and the rules, regulations and other guidance promulgated thereunder (collectively, “Section 409A”), or, to the extent not so exempt, in compliance with Section 409A. Accordingly, this Plan and all Awards shall be read and interpreted to the extent necessary to be exempt from or comply with Section 409A. Notwithstanding the foregoing, neither the Company nor any of the Company’s or its affiliates’ respective stockholders, members, unitholders, subsidiaries, successors, assigns, trustees, directors, officers, limited or general partners, managers, joint venturers, employees, or any of the agents or advisors of any of the foregoing, including any successors and assigns of any of the foregoing, make any representations that the payments and benefits provided under this Plan or any Award are exempt from, or comply with, Section 409A, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A.

(2)               Six-Month Delay Applicable to Specified Employees. Except as provided in individual Award agreements initially or by amendment, if and to the extent any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with its procedures, by which determination the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

(h)               Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan or grant of any Award has been or will be delegated, against any loss, cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) that may be imposed on or incurred by such person arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

(i)                 Section 16 Persons. It is intended that the provisions of the Plan and any Award granted hereunder to a person subject to the reporting requirements of Section 16(a) of the Exchange Act shall comply in all respects with the terms and conditions of Rule 16b-3 promulgated under the Exchange Act or any successor provisions thereto. Any agreement granting Awards shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Exchange Act.

(j)                 Reservation of Shares. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan and outstanding Awards under the Plan.

(k)               Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.